UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2012

Fundamental International Equity Funds
Concentrated International Equity
International Small Cap
Strategic International Equity

Goldman Sachs Fundamental International

Equity Funds

■	CONCENTRATED INTERNATIONAL EQUITY

■	INTERNATIONAL SMALL CAP

■	STRATEGIC INTERNATIONAL EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedule of Investments	26

Financial Statements	34

Financial Highlights	38

Notes to the Financial Statements	44

Report of Independent Registered Public Accounting Firm	58

Other Information	59

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Concentrated International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund may invest heavily in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions.

The Goldman Sachs International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-capitalization companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its best investment ideas.

■	Fundamental research teams based in the United States, United Kingdom, Japan, China, Australia, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Global perspective is informed by local market expertise

■	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■	Team of experienced Research Analysts is regionally aligned and has sector expertise

■	Team leverages the research of the approximately 90+ regional investment professionals

■	Decision-making process is informed by active participation in the global research process

■	Security selections are aligned with level of investment conviction

■	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

■	Access to markets across the world

■	Disciplined approach to stock selection

■	Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental Equity

International Funds

Market Review

International equities experienced significant volatility, with some big monthly gains and some big monthly losses, but overall advanced during the 12-month period ended October 31, 2012 (the “Reporting Period”). The MSCI Europe, Australasia, Far East (EAFE) Index (net, unhedged) (the “MSCI EAFE Index”) posted a return of 4.60% .* The modest gains reflect shifting investor sentiment during the Reporting Period, primarily toward the European sovereign debt crisis and global economic growth prospects.

The Reporting Period began during the last two months of 2011 with a decline in international equities overall, as debate over the fate of the European Monetary Union (“EMU”) intensified. During these two months, Greek and Italian governments were replaced by technocrats; credit conditions for banks tightened; and yields on Italian and Spanish government debt hovered near unsustainable levels. Japan announced that its economy grew at an annualized pace of 6% during the third quarter of 2011. However, its equity market struggled as many Japanese companies experienced meaningful production disruption from severe flooding in Thailand and fallout from a corporate scandal.

Early in 2012, central banks in Europe, Japan and the U.S. took action, sparking a rally in the international equity markets. Despite widespread downgrades of sovereign debt by Standard & Poor’s, European equity markets reflected improved sentiment that a widespread financial crisis would be averted through liquidity provided by the European Central Bank’s (“ECB”) longer-term refinancing operation (“LTRO”) and the proposal of a “fiscal compact” for the EMU. Japanese equities rose as the yen weakened significantly following the Bank of Japan’s surprise monetary policy easing in the form of increased asset purchases.

By April 2012, optimism on Europe had given way to uncertainty and fear of a EMU breakup. The changing political landscape in Europe unnerved European markets, and concerns intensified over the health of Spanish banks and a Greek exit from the EMU. Despite further monetary easing by the Bank of Japan, the yen continued to rise and pressured Japanese equities. The gloomy mood prevailed into June, as Spain’s banking system required a bailout, and Moody’s Investors Service downgraded 15 international banks. On the last day of June, international equity markets rallied on the announcement of some coordinated action by European leaders following summit talks.

International equities overall made rather steady gains from July through October 2012, despite mixed economics news from many regions. The Purchasing Manager’s Index (“PMI”) for the Eurozone indicated a fourteenth consecutive month of contraction in October. Also, the International Monetary Fund (“IMF”) further reduced its Eurozone and U.K. economic growth forecasts to 0.2% and 1.1%, respectively, down from 0.7% and 1.4%, respectively, estimated in July. Moody’s Investors Service put virtually all remaining AAA-rated European countries on watch, and Spanish bond yields hit 7.75% over the summer but had avoided a downgrade to junk status as of October. On the positive side, international equity markets generally cheered ECB president Mario Draghi’s stated commitment to the euro as well as the ECB’s Outright Monetary Transactions program, which enabled the ECB to buy unlimited amounts of short-term government bonds. The ECB also cut its main lending rate to a record low 0.75%.

As for Japan, the nation reported during the third quarter disappointing Gross Domestic Product (“GDP”) growth of 0.3% for the second quarter of 2012. In addition, Japan’s trade deficit for July grew to 517 billion yen, largely due to reduced demand from Europe for Japanese exports and to Japan’s need to import more fuel as nuclear power plants were closed.

*All	index returns are expressed in U.S. dollar terms.

MARKET REVIEW

Further unsettling the Japanese equity market late in the Reporting Period was an escalating territory dispute with China and domestic political uncertainty. In response to such conditions, the Bank of Japan expanded its asset purchase program to ease monetary conditions for two consecutive months for the first time in almost a decade.

For the Reporting Period overall, sector performance varied widely. Double-digit gains in the consumer staples, health care and financials sectors drove international equity market performance. Information technology, telecommunication services and utilities were the weakest sectors, each posting negative returns. From a regional perspective, Asia ex-Japan was the best performer. Europe also generated positive returns. Japan posted negative returns during the Reporting Period.

Looking Ahead

We believe international equity performance will continue to be heavily influenced by the European sovereign debt crisis during the months ahead. Even with the better than expected outcome of the September 2012 summit of European leaders, there remains much uncertainty regarding the region. In our view, even in a worst-case scenario, wherein the EMU dissolved, we believe strong companies should continue to have value, which should support European equity markets in the longer term. Furthermore, we believe the negative sentiment and deeply discounted valuations seen at the end of the Reporting Period could be important drivers of future returns.

Indeed, investor sentiment toward European equities was near a record low at the end of the Reporting Period, and European equities were trading at significant discounts to their historical averages and global peers. In our view, the dire sentiment and low valuations are based on a misperception that European companies are largely tied to Europe’s economy. In reality, almost 50% of European company revenues come from outside of Europe1, with almost a third coming from the faster growing growth and emerging markets.2 As such, recent cyclical improvement in China’s economic indicators and expectations of some recovery in the fourth quarter of 2012 could benefit European companies. In addition, we believe the weaker euro should continue to help European exports and many companies’ corporate earnings. Despite a number of GDP downgrades for Europe, many earnings forecasts remained unchanged at the end of the Reporting Period. We believe the deeply discounted valuations of European equities could allow for more share price appreciation if the sovereign debt situation is resolved. Improved sentiment could also contribute to better equity performance going forward as investors return to the asset class.

Many Asian markets, in our view, will likely continue to be strongly influenced by China’s economy. Some economic indicators for China released at the end of the Reporting Period indicated improvement, which could be a positive for the region as a whole. We believe Japan’s export-oriented economy will be influenced both by the Asian region and by demand from Europe. At the end of the Reporting Period, we believed there was some downside risk to Japanese company earnings because of slower global economic growth projections as well as because of recent geopolitical tensions with China. However, Japanese equity valuations were relatively low compared with history, despite recent improvements in return on equity (“ROE”).

Given this view, we believe individual company performance — that is, picking the right stocks — will continue to be critical to generating returns in a challenging international equity market environment. As always, we maintain our focus on seeking companies that we believe have the potential to generate long-term growth in today’s ever-changing market conditions.

[1]	Source: Morgan Stanley, May 2012.
[2]	Source: Morgan Stanley Research, May 2012.

PORTFOLIO RESULTS

Concentrated International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Concentrated International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 9.36%, 8.61%, 8.55%, 9.84%, 9.26% and 9.61%, respectively. These returns compare to the 4.60% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged, with dividends reinvested) (the “MSCI Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection. In addition, payments received by the Fund relating to a regulatory settlement that the Fund was authorized to participate in also contributed to performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI Index during the Reporting Period were Societe Generale, UCB and Bayer.

French bank Societe Generale outperformed the MSCI Index and many of its peers during the Reporting Period as it proved to be more resilient than investors generally expected given challenging industry and economic conditions. The bank continued to improve its capital position and reduce its balance sheet during the Reporting Period. We sold the Fund’s position in Societe Generale by the end of the Reporting Period, taking profits.

The Fund’s holding in Belgium-based biopharmaceutical manufacturing company UCB performed well. While there were no specific company news items that drove its share price up during the Reporting Period, we believe the share price increase showed that investors started to look at the growth prospects of UCB. That said, in our view, 2013 could be a trough year for the company, and thus we sold the Fund’s position in UCB by the end of the Reporting Period, taking profits.

The Fund’s position in German pharmaceutical company Bayer was a top contributor to its relative performance during the Reporting Period and drove performance in the health care sector. After announcing strong results in July, Bayer increased its guidance numbers, which helped drive an increase in its stock price. We also saw positive news in the company’s pipeline, as it was reported that Stivarga, Bayer’s new cancer drug, had been approved by the U.S. Food and Drug Administration (“FDA”), and Eylea, the company’s new injection drug, had received positive recommendations.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the MSCI Index during the Reporting Period were Deutsche Bank, BG Group and Ericsson.

German-based financial services firm Deutsche Bank was the biggest detractor from the Fund’s results during the Reporting Period. The company’s share price was negatively affected by continuing uncertainty and volatility surrounding the broader European financials sector. In addition, the company reported a lower than expected first quarter headline pre-tax profit of €1.9billion, mainly weighed upon by litigation and impairment charges.

Shares of U.K. energy company BG Group fell 15% in October 2012 following a profit warning and the announcement that the company’s production growth rate would likely be flat next year. Our investment thesis for BG Group was that we believed it has the best organic growth potential amongst the global oil majors, mainly driven by developments in Brazil and Australia. The company attributed the slide in its production outlook to a series of delays on projects in the North Sea, Egypt, the U.S. and Brazil. While we are disappointed by this news, we believe it is important to recognize that the company’s production expectations for 2013 and beyond remain intact. Thus, we believe the market overreacted to recent news, and we maintained the Fund’s position in BG Group at the end of the Reporting Period. That said, we continue to monitor the situation.

PORTFOLIO RESULTS

The Fund’s holding in Sweden-based telecommunications systems provider Ericsson lagged the MSCI Index during the Reporting Period. The company’s profitability decreased as global economic weakness led to slower spending by telecommunications operators. Further, an increase in network modernization projects negatively impacted Ericsson’s gross margins. Still, we continued to find good value in Ericsson shares at the end of the Reporting Period, driven by the investment we see telecommunication companies needing to make to upgrade their mobile networks for the significant rise in mobile data consumption.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI Index were telecommunication services, consumer discretionary and industrials, due primarily to effective stock selection in each.

The biggest detractors from the Fund’s relative results during the Reporting Period were consumer staples, financials and energy, where positioning in each of these sectors weighed most negatively on performance.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI Index.

That said, effective stock selection and the Fund’s overall positioning in Japan, France and Spain contributed most positively to its returns relative to the MSCI Index. The countries that detracted most from the Fund’s performance during the Reporting Period were Germany, the Netherlands and Hong Kong, where both stock selection and positioning hampered results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we purchased Isuzu Motors, SKF and Seven & I for the Fund, as we believed these are quality companies with attractive valuations.

Japan-based Isuzu Motors manufactures and markets trucks and automobile parts. Its products include pick-up trucks, light/heavy-duty trucks, medium- and large-sized buses, recreational vehicles and sport utility vehicles. We initiated a Fund position in Isuzu Motors based on our belief that the truck business in Japan and the emerging markets generally is strong, and the company’s long-term growth is correlated with both industry and economic growth in the emerging markets. Finally, Isuzu Motors’ earnings growth has exceeded market expectations for some time now and yet its valuation was attractive at the time of purchase.

SKF is a leading global supplier of ball bearings and related products, such as seals and lubrication systems. We established a Fund position in SKF for three primary reasons. First, SKF’s sales are highly correlated to industry production. Looking forward, we believe SKF’s earnings estimates have been downgraded faster than the rest of the industrials sector, and thus if industrial production stabilizes, we may see its earnings estimates recover faster than the broad sector as well. Second, company management has been quick to cut its production in line with market conditions, thus avoiding any significant inventory build-up. Third, we considered its valuation attractive at the time of purchase.

We decided to establish a Fund position in Seven & I, one of Japan’s leading retail groups, based primarily on its convenience store operation’s track record of stable profits on the backdrop of an aging society. As a social infrastructure, the role of convenience store chains seems increasing in Japan, as this has appeared to be a suitable solution for the elderly to purchase daily goods. We think the trend of increased elderly traffic in convenience stores is likely to continue. We also considered Seven & I’s valuation to be attractive at the time of purchase.

In addition to the sales already mentioned, we sold out of the Fund’s positions in Nissan Motor, Mitsubishi UFJ Financial Group and Admiral Group during the Reporting Period.

PORTFOLIO RESULTS

We eliminated the Fund’s positions in Japanese vehicle, forklift and marine product manufacturer Nissan Motor and Japanese financial services company Mitsubishi UFJ Financial Group and used the proceeds to invest in stocks we believed offered higher upside potential and what we considered to be better risk/reward opportunities.

U.K. auto insurance company Admiral Group’s share price performed well during the first quarter of 2012, recovering from lows experienced toward the end of 2011. We decided to sell out of this name after such strong performance as we saw greater potential upside in other insurance companies.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the United Kingdom, Sweden and Finland and less exposure to Germany, Australia and Spain relative to the MSCI Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI Index in several countries, most notably Greece.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI Index in consumer staples, industrials, information technology, consumer discretionary and energy at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI Index in financials, materials, utilities, health care and telecommunication services.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Concentrated International Equity Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index (unhedged)[2]
Class A	9.36%	4.60%
Class B	8.61	4.60
Class C	8.55	4.60
Institutional	9.84	4.60
Service	9.26	4.60
Class IR	9.61	4.60

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI EAFE Index (net, unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 22 developed markets. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	8.03%	-8.26%	4.70%	3.75%	12/01/92
Class B	8.44	-8.25	4.70	2.06	5/01/96
Class C	12.50	-7.90	4.57	0.56	8/15/97
Institutional	14.87	-6.84	5.77	3.32	2/07/96
Service	14.26	-7.31	5.24	2.70	3/06/96
Class IR	14.70	N/A	N/A	3.89	8/31/10

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.51%	1.70%
Class B	2.26	2.45
Class C	2.26	2.45
Institutional	1.11	1.30
Service	1.61	1.80
Class IR	1.26	1.45

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business	Country
BG Group PLC	5.1%	Energy	United Kingdom
Isuzu Motors Ltd.	4.2	Automobiles & Components	Japan
Telefonaktiebolaget LM Ericsson Class B	4.1	Technology Hardware & Equipment	Sweden
Reckitt Benckiser Group PLC	4.0	Household & Personal Products	United Kingdom
Rio Tinto PLC	4.0	Materials	United Kingdom
Novartis AG (Registered)	3.9	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Nokian Renkaat OYJ	3.3	Automobiles & Components	Finland
Imperial Tobacco Group PLC	3.1	Food, Beverage & Tobacco	United Kingdom
SKF AB Class B	3.1	Capital Goods	Sweden
Seven & I Holdings Co. Ltd.	3.1	Food & Staples Retailing	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on November 1, 2002 in Class A Shares (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged, with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service and Class IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Concentrated International Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2002 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 1, 1992)
Excluding sales charges	9.36%	-7.48%	4.95%	4.17%
Including sales charges	3.34%	-8.52%	4.36%	3.88%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	8.61%	-8.14%	4.36%	2.22%
Including contingent deferred sales charges	3.51%	-8.51%	4.36%	2.22%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	8.55%	-8.16%	4.21%	0.74%
Including contingent deferred sales charges	7.52%	-8.16%	4.21%	0.74%

Institutional (Commenced February 7, 1996)	9.84%	-7.11%	5.42%	3.47%

Service (Commenced March 6, 1996)	9.26%	-7.57%	4.89%	2.85%

Class IR (Commenced August 31, 2010)	9.61%	N/A	N/A	5.06%

PORTFOLIO RESULTS

International Small Cap Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs International Small Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 9.84%, 9.10%, 9.14%, 10.49%, 9.77% and 10.13%, respectively. These returns compare to the 4.64% average annual total return of the Fund’s benchmark, the S&P Developed ex-US Small Cap Index (net) (the “S&P Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the S&P Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the S&P Index during the Reporting Period were Aberdeen Asset Management, ASOS and Norbord.

During the Reporting Period, the greatest contributor to the Fund’s relative performance was U.K.-based diversified asset manager, Aberdeen Asset Management. Aberdeen Asset Management has a significant exposure to the emerging markets. The company performed particularly well during the first quarter of 2012 given continuing redistribution of assets under management to its higher margin products and due to a valuation that was widely seen as only at a small premium to the asset management sector.

The Fund’s position in U.K.-based online retailer ASOS also contributed positively to relative results during the Reporting Period. The company’s share price had declined after a disappointing trading update in April, when sales from the U.S. missed consensus expectations. However, in May, when the official figures were released, the company announced an increase in profits, which drove up its share price. We sold the Fund’s position in ASOS following this strong performance.

For Canadian materials company Norbord, the early-stage U.S. housing recovery increased the demand for its main product, oriented strand board (“OSB”), which, in turn, resulted in higher prices. (OSB is an engineered structural wood panel often used in construction.) We continued to hold a Fund position in Norbord’s stock at the end of the Reporting Period, as we believe the company is positioned well to benefit from what we expect to be a continued recovery in the U.S. housing market.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the S&P Index during the Reporting Period were Boart Longyear, Bankers Petroleum and Cape.

Boart Longyear, an Australian-based provider of drilling services and products for the global mineral exploration industry, detracted from relative results most. Especially during the second half of the Reporting Period, we started to see evidence of slowing capital expenditure and a reduction in the mining industry. As a result, the stock was de-rated. (A de-rated stock is one whose price/earnings ratio contracts to less than its earnings growth based on broad perceptions of market recognition, anticipated growth rates and other complex factors.) In addition, a sharp earnings downgrade following a reduction in 2012 guidance from the company negatively impacted its share price. While the stock sold down sharply, we maintained the Fund’s position in Boart Longyear at the end of the Reporting Period as it offers significant longer-term value in our view.

PORTFOLIO RESULTS

A position in oil and gas exploration and production company Bankers Petroleum hurt the Fund’s results. Bankers Petroleum, which focuses on developing a large mature oil and gas reserves in Albania, was negatively impacted by the decline in oil prices during the Reporting Period. The stock also lagged due to a slight earnings per share miss from the first quarter of 2012 but more significantly from a production decline and from expectations for reduced output for calendar 2012. Such production declines were due in large part to operational challenges associated with mature heavy oilfield development — in particular, interference from oil well bores. Bankers Petroleum’s management is continuing to undertake technical and operational initiatives to enhance well performance, although the company’s reputation is under the spotlight. We thus decided to eliminate the Fund’s position in Bankers Petroleum.

U.K. industrials company Cape detracted from the Fund’s results during the Reporting Period. Cape provides a range of non-mechanical industrial services, including access systems, insulation, painting, coatings, blasting and industrial cleaning to industrial plant operators, principally to the energy and mineral resources sectors. During the Reporting Period, Cape reported that it will book a £14 million charge related to an insulation contract for a liquid natural gas project in Algeria, which resulted in its stock falling sharply. This announcement came just three weeks after management’s confirmation that overall trading had been in line with expectations, with revenues for the first quarter of 2012 higher year-over-year. However, this was also the second profit warning in six months and, as a result, the company management’s credibility was dented. We subsequently sold out of the Fund’s position in Cape.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the S&P Index were financials, materials and information technology, due primarily to effective stock selection in each.

The biggest detractors from the Fund’s results during the Reporting Period were consumer discretionary and consumer staples, where stock selection and country positioning overall hurt relative performance. There were no other sectors that detracted from the Fund’s relative performance during the Reporting Period.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the S&P Index. This effect may be even more pronounced in countries that represent only a modest proportion of the S&P Index.

That said, the Fund’s overall positioning in Canada, the United Kingdom and Spain contributed most positively to the Fund’s performance during the Reporting Period. The countries that detracted most from the Fund’s performance during the Reporting Period were Australia, Denmark and Hong Kong. In the case of Denmark, the Fund held no exposure to the country’s equity market during the Reporting Period. As Denmark’s equity market significantly outpaced the S&P Index during the Reporting Period, such absence of exposure hampered relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we purchased Kabel Deutschland, Amadeus IT Holding and JCDecaux for the Fund, as we believed these are quality companies with attractive valuations.

Kabel Deutschland is Germany’s largest cable operator. Based on our analysis, we believed the company had a strong competitive position in an attractive market, an increasing penetration of an existing customer base that should drive earnings, and an attractive business model, including recurring revenue, which provides some revenue visibility.

PORTFOLIO RESULTS

Amadeus IT Holding, based in Spain, provides two information technology-based services to the travel industry: (a) a distribution system for hundreds of airlines across the world to thousands of travel agents and (b) an outsourced technology platform for the core customer-facing functions of an airline. In our view, the company should benefit going forward from strong growth in the second business as it signs on airlines. It already has signed several airlines, which we believe should help the division grow in 2014. Also, as the largest provider of its services, the company should continue, we think, to benefit as airlines outsource their technology needs.

French advertising provider JCDecaux is the world’s largest outdoor advertising company and, in our view, one of the highest quality cyclical businesses in the media industry. We purchased the stock for the Fund because it had performed poorly following the announcement of its first quarter 2012 results, but we believe its downside risk is limited.

In addition to the sales already mentioned, we eliminated the Fund’s positions in Rotork, Millicom International Cellular and Gfk during the Reporting Period.

We eliminated the Fund’s position in Rotork, a U.K.-based manufacturer of valve actuators, because it had performed well and reached our price/valuation target.

After a period of what we considered to be moderate performance, we sold the Fund’s position in Millicom International Cellular, an emerging market telecommunications operator with operations based in South America and in Africa, in order to fund what we considered to be a more attractive opportunity.

We sold the Fund’s position in German-based media research group Gfk, as it had performed well year-to-date, and we did not see scope for further outperformance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the S&P Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to China, the United Kingdom and Ireland and less exposure to Hong Kong, Sweden and Denmark relative to the S&P Index. At the end of the Reporting Period, the Fund held neutral positions relative to the S&P Index in several countries, most notably Canada.

From a sector allocation perspective, the Fund had overweighted positions relative to the S&P Index in information technology, consumer discretionary and health care at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the S&P Index in industrials, financials and utilities and rather neutral positions relative to the Index in materials, consumer staples and energy. The Fund held no position in the telecommunication services sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

International Small Cap Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	S&P Developed ex-US Small Cap Index (Net)[2]
Class A	9.84%	4.64%
Class B	9.10	4.64
Class C	9.14	4.64
Institutional	10.49	4.64
Service	9.77	4.64
Class IR	10.13	4.64

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P Developed ex-US Small Cap Index (net) is the small capitalization stock component of the S&P Developed Broad Market Index (BMI). The BMI is a float-weighted index that spans 22 countries (inclusive of the US) and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million at the annual rebalance. At rebalance, companies are deleted from the index if their float falls below $75 million. The Small Cap ex-US is defined as those stocks falling in the bottom 15% of the cumulative available capital in each country. The Index reflects returns net of withholding taxes applied to foreign investors, calculated daily based on tax rates that would be applied to a Luxembourg-based investor. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.43%	-5.22%	9.22%	4.60%	5/01/98
Class B	13.04	-5.21	9.21	4.70	5/01/98
Class C	17.06	-4.84	9.07	4.35	5/01/98
Institutional	19.61	-3.71	10.35	5.56	5/01/98
Service	18.81	-4.22	9.78	5.01	5/01/98
Class IR	19.13	N/A	N/A	11.63	8/31/10

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.58%	1.94%
Class B	2.33	2.69
Class C	2.33	2.69
Institutional	1.18	1.54
Service	1.68	2.04
Class IR	1.33	1.69

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business	Country
Telecity Group PLC	1.2%	Software & Services	United Kingdom
Lindt & Spruengli AG	1.1	Food, Beverage & Tobacco	Switzerland
Aberdeen Asset Management PLC	1.1	Diversified Financials	United Kingdom
D’ieteren SA NV	1.1	Retailing	Belgium
MTU Aero Engines Holding AG	1.1	Capital Goods	Germany
Kabel Deutschland Holding AG	1.1	Media	Germany
Amadeus IT Holding SA Class A	1.0	Software & Services	Spain
JCDecaux SA	1.0	Media	France
Persimmon PLC	1.0	Consumer Durables & Apparel	United Kingdom
Greene King PLC	1.0	Consumer Services	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on November 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P Developed ex-US Small Cap Index (net) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2002 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1998)
Excluding sales charges	9.84%	-5.15%	9.88%	5.01%
Including sales charges	3.81%	-6.21%	9.26%	4.60%

Class B (Commenced May 1, 1998)
Excluding contingent deferred sales charges	9.10%	-5.82%	9.25%	4.70%
Including contingent deferred sales charges	4.07%	-6.20%	9.25%	4.70%

Class C (Commenced May 1, 1998)
Excluding contingent deferred sales charges	9.14%	-5.82%	9.11%	4.36%
Including contingent deferred sales charges	8.13%	-5.82%	9.11%	4.36%

Institutional (Commenced May 1, 1998)	10.49%	-4.72%	10.38%	5.56%

Service (Commenced May 1, 1998)	9.77%	-5.22%	9.82%	5.01%

Class IR (Commenced August 31, 2010)	10.13%	N/A	N/A	11.38%

PORTFOLIO RESULTS

Strategic International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 8.17%, 7.41%, 7.35%, 8.58%, 8.42% and 7.87%, respectively. These returns compare to the 4.60% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged, with dividends reinvested) (the “MSCI Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI Index during the Reporting Period were Societe Generale, Bayer and Nokian Renkaat.

French bank Societe Generale outperformed the MSCI Index and many of its peers during the Reporting Period as it proved to be more resilient than investors generally expected given challenging industry and economic conditions. The bank continued to improve its capital position and reduce its balance sheet during the Reporting Period.

The Fund’s position in German pharmaceutical company Bayer was a top contributor to its relative performance during the Reporting Period and drove performance in the health care sector. After announcing strong results in July, Bayer increased its guidance numbers, which helped drive an increase in its stock price. We also saw positive news in the company’s pipeline, as it was reported that Stivarga, Bayer’s new cancer drug, had been approved by the U.S. Food and Drug Administration (“FDA”), and Eylea, the company’s new injection drug, had received positive recommendations.

Finnish winter tire manufacturer Nokian Renkaat performed particularly well after the company announced strong results with better than expected guidance for 2012. Russian car sales were strong during the Reporting Period, which proved to be a good leading indicator for Nokian Renkaat tire demand.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI Index during the Reporting Period were Mitsubishi Electric, Deutsche Bank and Shire.

The Fund’s position in Japanese electronic equipment manufacturer Mitsubishi Electric was the biggest detractor from relative results during the Reporting Period. Its shares were weak on the back of an announcement that the company had overcharged on defense and space projects ordered by the Defense Ministry. Mitsubishi Electric subsequently confirmed that the allegations were true. However, at the end of the Reporting Period, we still had conviction in the mid- term growth potential of the company and thus maintained a Fund position in the company’s shares.

German-based financial services firm Deutsche Bank also detracted from the Fund’s results during the Reporting Period. The company’s share price was negatively affected by continuing uncertainty and volatility surrounding the broader European financials sector. In addition, the company reported a lower than expected first quarter headline pre-tax profit of €1.9billion, mainly weighed upon by litigation and impairment charges.

PORTFOLIO RESULTS

The share price of Shire, one of the world’s leading biopharmaceutical companies declined significantly in June 2012 after the U.S. Food and Drug Administration (“FDA”) approved a rival’s lesser priced version of its Attention Deficit and Hyperactivity Disorder (“ADHD”) drug Adderal XR. Although the timing of this approval was not expected, many analysts had forecast that this would happen at some point in the future. Our investment thesis on Shire is not focused on this particular drug. Instead, the growth of Shire’s ADHD franchise, in our view, may well come from other products in its pipeline. The company’s share price had already recovered some of the losses by the end of the Reporting Period, and we believe the company remains well positioned to continue to grow going forward.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI Index were telecommunication services, consumer discretionary and materials. Stock selection in all three sectors proved effective during the Reporting Period.

The biggest detractors from the Fund’s results during the Reporting Period were information technology and consumer staples. Stock selection in information technology weighed negatively on performance. Having an underweighted position in consumer staples, which outpaced the MSCI Index during the Reporting Period, hampered results. There were no other sectors that detracted from the Fund’s relative performance during the Reporting Period.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI Index.

That said, effective individual stock selection in Japan contributed most positively to the Fund’s results relative to the MSCI Index. Both stock selection and positioning in France boosted the Fund’s performance, and having an extremely modest exposure to Spain, which significantly lagged the MSCI Index, added value. Conversely, the countries that detracted most from the Fund’s performance during the Reporting Period were Hong Kong, the United Kingdom and Sweden. Stock selection in all three countries and the Fund’s underweighted positioning in the comparatively strong Hong Kong equity market weighed negatively on relative performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we purchased Westpac Banking, Vinci and Kubota for the Fund, as we believed these are quality companies with attractive valuations.

Westpac Banking, the second largest bank in Australia and New Zealand, was purchased for the Fund during the Reporting Period. We believe this conservatively run bank is purely focused on servicing Australia and New Zealand, unlike its peers, and on retail and commercial banking. Attributes of the company that we find compelling include a strong capital base and a good funding profile. In addition, its loan book has consistently experienced better asset quality versus peers due to its focus on safer mortgages. In our view, a strong cost discipline helps the company earn a consistently high return on equity. Furthermore, we believed at the time of purchase that the company’s valuation was attractive for a bank of this quality in a global context.

We initiated a Fund position in Vinci, a concessions and construction company based in France. Despite the comparatively defensive nature of Vinci’s construction and infrastructure business, its stock sold off heavily on the back of French political uncertainty and broader European concerns. In our view, the election of French Prime Minister Francois Hollande should be beneficial to Vinci’s prospects ahead, as he is widely anticipated to invest more in infrastructure than his predecessor.

PORTFOLIO RESULTS

We established a Fund position in Kubota, a Japanese agricultural machinery manufacturer, on optimism that U.S. housing starts would improve in 2012 and on expectations of a rebound in tractor demand in Thailand this year. We think U.S. tractor demand at below 120 horsepower, Kubota’s primary area of business, continues to recover gradually from its 2009 bottom, and we expect Kubota to benefit from the market recovery.

During the Reporting Period, we sold out of the Fund’s positions in Nissan Motor, ENI and BASF.

We eliminated the Fund’s position in Japanese vehicle, forklift and marine product manufacturer Nissan Motor and used the proceeds to invest in stocks we believed offered higher upside potential and what we considered to be better risk/reward opportunities.

We sold out of the Fund’s position in Italian oil and gas company ENI because we felt it no longer traded at an attractive valuation. We took profits, as the stock had performed well versus its peers in 2012 year-to-date.

Similarly, we decided to sell out of the Fund’s position in German-based chemical company BASF in order to take profits, as the stock had performed well since it bottomed in October 2011. We reallocated the capital into one of the world’s leading suppliers of standard and specialty fertilizers, K&S, a company we believe to have comparatively greater potential upside.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the United Kingdom, China and South Korea and less exposure to Australia, Spain and Italy relative to the MSCI Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI Index in several countries, most notably Switzerland and Sweden.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI Index in consumer discretionary, industrials, energy and health care at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI Index in financials, consumer staples, telecommunication services, materials and utilities and rather neutral positions relative to the MSCI Index in information technology.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Strategic International Equity Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index (unhedged)[2]
Class A	8.17%	4.60%
Class B	7.41	4.60
Class C	7.35	4.60
Institutional	8.58	4.60
Class IR	8.42	4.60
Class R	7.87	4.60

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI EAFE Index (net, unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 22 developed markets. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	9.06%	-7.69%	-6.19%	6/25/07
Class B	9.38	-7.73	-6.10	6/25/07
Class C	13.46	-7.32	-5.89	6/25/07
Institutional	15.82	-6.28	-4.83	6/25/07
Class IR	15.59	N/A	-6.76	11/30/07
Class R	15.11	N/A	-7.30	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.48%	1.81%
Class B	2.23	2.56
Class C	2.23	2.56
Institutional	1.08	1.41
Class IR	1.23	1.56
Class R	1.73	2.06

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]

Holding	% of Net Assets	Line of Business	Country
Novartis AG (Registered)	4.3%	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
HSBC Holdings PLC	4.0	Banks	United Kingdom
Rio Tinto PLC	3.1	Materials	United Kingdom
BP PLC	2.8	Energy	United Kingdom
Telefonaktiebolaget LM Ericsson Class B	2.4	Technology Hardware & Equipment	Sweden
Vodafone Group PLC	2.4	Telecommunication Services	United Kingdom
Westpac Banking Corp.	2.2	Banks	Australia
Sumitomo Mitsui Financial Group, Inc.	2.1	Banks	Japan
Bayer AG (Registered)	2.0	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Vinci SA	2.0	Capital Goods	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged, with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	8.17%	-7.27%	-4.86%
Including sales charges	2.22%	-8.31%	-5.85%

Class B (Commenced June 25, 2007)
Excluding contingent deferred charges	7.41%	-7.98%	-5.59%
Including contingent deferred charges	2.26%	-8.35%	-5.77%

Class C (Commenced June 25, 2007)
Excluding contingent deferred charges	7.35%	-7.96%	-5.57%
Including contingent deferred charges	6.32%	-7.96%	-5.57%

Institutional (Commenced June 25, 2007)	8.58%	-6.93%	-4.50%

Class IR (Commenced November 30, 2007)	8.42%	N/A	-6.37%

Class R (Commenced November 30, 2007)	7.87%	N/A	-6.92%

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 99.8%
Australia – 5.0%
428,108	Computershare Ltd. (Software & Services)	$3,855,403
666,445	QR National Ltd. (Transportation)	2,585,141

		6,440,544

China – 1.4%
3,665,000	China Citic Bank Corp. Ltd. Class H (Banks)	1,862,185

Finland – 5.3%
140,137	Fortum OYJ (Utilities)	2,593,662
102,577	Nokian Renkaat OYJ (Automobiles & Components)	4,272,002

		6,865,664

France – 8.0%
67,925	Safran SA (Capital Goods)	2,705,711
76,544	Total SA (Energy)	3,855,539
86,853	Vinci SA (Capital Goods)	3,849,853

		10,411,103

Germany – 3.9%
29,250	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,550,399
52,872	K+S AG (Registered) (Materials)	2,505,851

		5,056,250

Hong Kong – 3.0%
968,728	AIA Group Ltd. (Insurance)	3,820,147

Indonesia – 1.0%
2,385,500	PT Indomobil Sukses International Tbk (Retailing)	1,256,755

Ireland – 2.9%
132,892	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	3,736,866

Japan – 20.2%
23,700	FANUC Corp. (Capital Goods)	3,775,785
1,028,000	Isuzu Motors Ltd. (Automobiles & Components)	5,437,688
265,000	Kubota Corp. (Capital Goods)	2,709,651
132,000	Mitsubishi Estate Co. Ltd. (Real Estate)	2,612,354
129,200	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	3,984,453
126,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	3,871,572
70,800	Unicharm Corp. (Household & Personal Products)	3,830,631

		26,222,134

Russia – 1.5%
159,550	Sberbank of Russia ADR (Banks)	1,886,751

Shares	Description	Value

Common Stocks – (continued)
Sweden – 9.2%
141,143	Scania AB Class B (Capital Goods)	$2,693,101
177,477	SKF AB Class B (Capital Goods)	4,005,260
593,177	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	5,255,001

		11,953,362

Switzerland – 8.9%
79,425	Aryzta AG (Food, Beverage & Tobacco)*	3,967,876
82,964	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,002,777
174,540	UBS AG (Registered) (Diversified Financials)*	2,618,727

		11,589,380

United Kingdom – 27.5%
359,307	BG Group PLC (Energy)	6,671,214
842,784	Direct Line Insurance Group PLC (Insurance)*	2,645,283
400,641	HSBC Holdings PLC (Banks)	3,950,036
107,837	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	4,078,334
291,934	Inmarsat PLC (Telecommunication Services)	2,674,502
86,092	Reckitt Benckiser Group PLC (Household & Personal Products)	5,215,818
270,301	Reed Elsevier PLC (Media)	2,647,689
102,698	Rio Tinto PLC (Materials)	5,130,426
112,950	Tullow Oil PLC (Energy)	2,566,087

		35,579,389

United States – 2.0%
80,283	Virgin Media, Inc. (Media)	2,628,465

TOTAL INVESTMENTS – 99.8%
(Cost $128,723,917)		$129,308,995

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		312,559

NET ASSETS – 100.0%		$129,621,554

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 95.2%
Australia – 7.0%
44,504	Ansell Ltd. (Health Care Equipment & Services)	$721,090
119,276	Atlas Iron Ltd. (Materials)*	189,417
54,954	Bank of Queensland Ltd. (Banks)	431,546
143,285	Boart Longyear Ltd. (Capital Goods)	216,395
28,259	Caltex Australia Ltd. (Energy)	499,330
61,154	Computershare Ltd. (Software & Services)	550,733
240,738	DUET Group (Utilities)	521,712
81,492	Echo Entertainment Group Ltd. (Consumer Services)	296,175
184,896	Evolution Mining Ltd. (Materials)*	384,264
105,428	GPT Group (REIT)	389,331
56,503	Iress Ltd. (Software & Services)	448,819
81,117	Metcash Ltd. (Food & Staples Retailing)	308,127
60,912	Oil Search Ltd. (Energy)	469,376
87,362	PanAust Ltd. (Materials)	301,173

		5,727,488

Austria – 0.9%
12,306	Andritz AG (Capital Goods)	741,543

Belgium – 1.7%
7,742	Barco NV (Technology Hardware & Equipment)	532,580
18,448	D’ieteren SA NV (Retailing)	892,014

		1,424,594

Bermuda – 0.8%
89,264	Hiscox Ltd. (Insurance)	692,737

Canada – 10.4%
31,300	Aimia, Inc. (Media)	468,834
28,100	Alamos Gold, Inc. (Materials)	550,043
7,200	AltaGas Ltd. (Energy)	242,583
64,400	Bellatrix Exploration Ltd. (Energy)*	268,239
6,500	Canadian Real Estate Investment Trust (REIT)	270,999
14,900	Canadian Western Bank (Banks)	440,995
130,500	Capstone Mining Corp. (Materials)*	322,738
58,600	Copper Mountain Mining Corp. (Materials)*	237,040
14,600	Dorel Industries, Inc. Class B (Consumer Durables & Apparel)	522,019
25,600	Enerflex Ltd. (Energy)	295,538
12,200	Ensign Energy Services, Inc. (Energy)	182,374
20,900	Evertz Technologies Ltd. (Technology Hardware & Equipment)	303,220
39,900	Gran Tierra Energy, Inc. (Energy)*	200,948
19,200	IAMGOLD Corp. (Materials)	297,973
23,079	Legacy Oil + Gas, Inc. (Energy)*	164,990
17,700	Linamar Corp. (Automobiles & Components)	389,887
6,089	MacDonald Dettwiler & Associates Ltd. (Software & Services)	341,411
76,000	MBAC Fertilizer Corp. (Materials)*	243,504
22,100	Norbord, Inc. (Materials)*	459,370

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
27,100	Progressive Waste Solutions Ltd. (Commercial & Professional Services)	$524,499
84,700	Rubicon Minerals Corp. (Materials)*	300,213
8,500	ShawCor Ltd. Class A (Energy)	378,723
185,908	Southern Pacific Resource Corp. (Energy)*	251,290
16,300	Toromont Industries Ltd. (Capital Goods)	319,880
27,100	Westjet Airlines Ltd. Class A (Transportation)	488,411

		8,465,721

China – 1.7%
449,000	Foxconn International Holdings Ltd. (Technology Hardware & Equipment)*	155,778
417,000	Haitian International Holdings Ltd. (Capital Goods)	513,305
35,005	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	363,352
275,400	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H (Capital Goods)	368,403

		1,400,838

Finland – 0.9%
17,065	Nokian Renkaat OYJ (Automobiles & Components)	710,702

France – 6.3%
3,792	Arkema SA (Materials)	346,019
6,225	bioMerieux (Health Care Equipment & Services)	603,230
17,959	Cap Gemini SA (Software & Services)	755,507
23,093	Compagnie Generale de Geophysique-Veritas (Energy)*(a)	751,790
11,507	Ingenico (Technology Hardware & Equipment)	609,279
38,381	JCDecaux SA (Media)	812,493
41,363	M6 Metropole Television SA (Media)	577,042
21,346	Nexity SA (Consumer Durables & Apparel)	658,158

		5,113,518

Germany – 5.3%
6,009	Delticom AG (Retailing)	336,971
15,084	GEA Group AG (Capital Goods)	471,948
41,170	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	280,469
12,040	Kabel Deutschland Holding AG (Media)	868,736
5,428	Lanxess AG (Materials)	449,051
10,479	MTU Aero Engines Holding AG (Capital Goods)	880,915
4,186	Pfeiffer Vacuum Technology AG (Capital Goods)	427,960
2,256	Rational AG (Capital Goods)	571,085

		4,287,135

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – 0.7%
222,000	Belle International Holdings Ltd. (Retailing)	$411,683
284,000	China Resources Cement Holdings Ltd. (Materials)	191,984

		603,667

Ireland – 1.4%
749,611	Kenmare Resources PLC (Materials)*	477,501
12,601	Kerry Group PLC Class A (Food, Beverage & Tobacco)(a)	659,355

		1,136,856

Italy – 1.5%
94,426	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	766,328
115,327	Unione di Banche Italiane ScpA (Banks)	454,297

		1,220,625

Japan – 18.2%
30,000	Amada Co. Ltd. (Capital Goods)	152,331
22,200	Aoyama Trading Co. Ltd. (Retailing)	438,724
12,800	Asics Corp. (Consumer Durables & Apparel)	186,019
31,100	Bit-isle, Inc. (Software & Services)	289,138
53,600	CMK Corp. (Technology Hardware & Equipment)	174,926
12,500	Daibiru Corp. (Real Estate)	101,134
10,900	Daiichikosho Co. Ltd. (Media)	269,682
37,000	Dowa Holdings Co. Ltd. (Materials)	246,886
29,800	Eiken Chemical Co. Ltd. (Health Care Equipment & Services)	409,498
25,400	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	369,838
6,300	FP Corp. (Materials)	473,597
29,800	Fuji Seal International, Inc. (Materials)	634,854
7,900	HIS Co. Ltd. (Consumer Services)	238,781
22,000	Hitachi Capital Corp. (Diversified Financials)	422,500
88,000	J. Front Retailing Co. Ltd. (Retailing)	457,617
13,800	Jafco Co. Ltd. (Diversified Financials)	313,554
13,200	Kakaku.com, Inc. (Software & Services)	451,843
26,200	Kyowa Exeo Corp. (Capital Goods)	274,992
5,600	Mabuchi Motor Co. Ltd. (Capital Goods)	237,310
10,400	Maruwa Co. Ltd. (Technology Hardware & Equipment)	306,335
46	Message Co. Ltd. (Health Care Equipment & Services)	141,858
33,000	Nichii Gakkan Co. (Health Care Equipment & Services)	300,541
16,000	Nihon Kohden Corp. (Health Care Equipment & Services)	595,182
23,000	Nihon Parkerizing Co. Ltd. (Materials)	347,114
51,000	Nippo Corp. (Capital Goods)	578,044
34,200	OSG Corp. (Capital Goods)	448,304
55,300	Pocket Card Co. Ltd. (Diversified Financials)	247,803

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
132,000	Press Kogyo Co. Ltd. (Automobiles & Components)	$552,073
23,600	Resorttrust, Inc. (Consumer Services)	439,963
80,000	Sankyu, Inc. (Transportation)	278,690
68,000	Seino Holdings Co. Ltd. (Transportation)	392,075
40,300	Takara Leben Co. Ltd. (Real Estate)	432,071
109,000	The Daishi Bank Ltd. (Banks)	360,184
65,000	The Gunma Bank Ltd. (Banks)	313,587
93,000	The Hachijuni Bank Ltd. (Banks)	480,420
98,000	The Higo Bank Ltd. (Banks)	578,334
104,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	374,701
34,800	Tokyo Derica Co. Ltd. (Retailing)	544,821
31,200	Toppan Forms Co. Ltd. (Commercial & Professional Services)	293,910
71,000	Toshiba TEC Corp. (Technology Hardware & Equipment)	331,803
19,300	Warabeya Nichiyo Co. Ltd. (Food, Beverage & Tobacco)	394,100

		14,875,137

Luxembourg – 0.7%
345,709	Regus PLC (Commercial & Professional Services)	560,547

Netherlands – 2.7%
15,518	Eurocommercial Properties NV CVA (REIT)	608,557
6,152	Fugro NV CVA (Energy)	416,328
7,382	Koninklijke Vopak NV (Transportation)	513,937
26,613	Royal Imtech NV (Capital Goods)	668,985

		2,207,807

Papua New Guinea – 0.4%
34,827	New Britain Palm Oil Ltd. (Food, Beverage & Tobacco)	330,187

Singapore – 1.0%
556,000	Mapletree Commercial Trust (REIT)	550,416
211,000	Tat Hong Holdings Ltd. (Capital Goods)	227,295

		777,711

South Korea – 4.4%
6,682	ABLE C&C (Household & Personal Products)	556,199
2,227	Green Cross Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	322,458
4,140	Interflex Co. Ltd. (Technology Hardware & Equipment)	235,814
3,203	Kolon Life Science, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	237,999
20,780	KT Skylife Co. Ltd. (Media)*	578,322
2,010	Kumho Petro Chemical Co. Ltd. (Materials)	197,203
27,902	Nanos Co. Ltd. (Technology Hardware & Equipment)*	308,288

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
2,886	NongShim Co. Ltd. (Food, Beverage & Tobacco)	$681,677
18,825	TK Corp. (Capital Goods)*	476,749

		3,594,709

Spain – 1.7%
33,708	Amadeus IT Holding SA Class A (Software & Services)	835,026
11,812	Tecnicas Reunidas SA (Energy)	581,837

		1,416,863

Sweden – 1.4%
22,350	Boliden AB (Materials)	391,655
54,208	Castellum AB (Real Estate)	726,613

		1,118,268

Switzerland – 6.6%
4,922	Dufry AG (Registered) (Retailing)*	626,014
1,667	Flughafen Zuerich AG (Registered) (Transportation)	713,378
2,420	Geberit AG (Registered) (Capital Goods)*	499,839
296	Lindt & Spruengli AG (Food, Beverage & Tobacco)*	935,387
6,873	Panalpina Welttransport Holding AG (Registered) (Transportation)	649,072
2,900	Partners Group Holding AG (Diversified Financials)	613,894
5,191	Sonova Holding AG (Registered) (Health Care Equipment & Services)*	522,716
5,408	Sulzer AG (Registered) (Capital Goods)	784,198

		5,344,498

United Kingdom – 18.7%
58,452	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)	363,799
173,519	Aberdeen Asset Management PLC (Diversified Financials)	910,085
122,262	Ashmore Group PLC (Diversified Financials)	719,798
108,657	AZ Electronic Materials SA (Materials)	623,270
94,335	Bodycote PLC (Capital Goods)	575,982
42,506	Close Brothers Group PLC (Diversified Financials)	581,633
20,568	Croda International PLC (Materials)	732,309
22,682	Derwent London PLC (REIT)	754,792
105,715	Direct Line Insurance Group PLC (Insurance)*	331,812
184,560	GKN PLC (Automobiles & Components)	620,750
83,525	Greene King PLC (Consumer Services)	801,374
38,364	Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	458,193
95,215	Inchcape PLC (Retailing)	619,226
26,648	InterContinental Hotels Group PLC (Consumer Services)	659,319

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
53,884	Jardine Lloyd Thompson Group PLC (Insurance)	$647,709
434,015	Metric Property Investments PLC (REIT)	644,360
52,632	Pennon Group PLC (Utilities)	609,677
62,412	Persimmon PLC (Consumer Durables & Apparel)	803,045
91,254	Rexam PLC (Materials)	658,909
22,483	Spirax-Sarco Engineering PLC (Capital Goods)	703,909
67,227	Telecity Group PLC (Software & Services)	979,275
45,113	Travis Perkins PLC (Capital Goods)	788,344
27,768	Victrex PLC (Materials)	640,061

		15,227,631

United States – 0.8%
19,216	Virgin Media, Inc. (Media)	629,132

TOTAL COMMON STOCKS
(Cost $73,972,797)		$77,607,914

Preferred Stocks – 1.1%
Germany – 1.1%
4,699	Draegerwerk AG & Co. KGaA Preference Shares (Health Care Equipment & Services)	$460,377
5,531	Sartorius AG Preference Shares (Health Care Equipment & Services)	462,366

TOTAL PREFERRED STOCKS
(Cost $984,617)		$922,743

Exchange Traded Fund – 0.5%
Israel – 0.5%
10,318	iShares MSCI Israel Capped Index Fund	$429,126
(Cost $457,779)

TOTAL INVESTMENTS – 96.8%
(Cost $75,415,193)		$78,959,783

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.2%		2,620,839

NET ASSETS – 100.0%		$81,580,622

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

October 31, 2012

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
MSCI Singapore Index	13	November 2012	$733,661	$1,419

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 95.7%
Australia – 3.6%
197,764	QR National Ltd. (Transportation)	$767,127
44,100	Westpac Banking Corp. (Banks)	1,165,913

		1,933,040

Brazil – 0.9%
88,930	Magazine Luiza SA (Retailing)	495,211

China – 0.7%
771,000	China Citic Bank Corp. Ltd. Class H (Banks)	391,745

Czech Republic – 0.8%
11,562	CEZ AS (Utilities)	426,280

Finland – 2.9%
34,287	Fortum OYJ (Utilities)	634,585
21,958	Nokian Renkaat OYJ (Automobiles & Components)	914,480

		1,549,065

France – 11.1%
2,197	Air Liquide SA (Materials)	259,360
3,742	Air Liquide SA-Prime De Fidelite (Materials)*	441,751
14,848	Compagnie Generale de Geophysique-Veritas (Energy)*	483,375
19,503	JCDecaux SA (Media)	412,862
4,025	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	654,388
24,933	Safran SA (Capital Goods)	993,176
19,770	Societe Generale SA (Banks)*	630,508
20,430	Total SA (Energy)	1,029,064
23,807	Vinci SA (Capital Goods)	1,055,271

		5,959,755

Germany – 4.2%
12,500	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,089,914
17,979	K+S AG (Registered) (Materials)	852,109
14,748	ThyssenKrupp AG (Materials)	336,071

		2,278,094

Hong Kong – 2.7%
161,041	AIA Group Ltd. (Insurance)	635,060
273,000	Belle International Holdings Ltd. (Retailing)	506,258
108,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	326,613

		1,467,931

India – 0.9%
13,376	Hero Motocorp Ltd. (Automobiles & Components)	464,491

Shares	Description	Value

Common Stocks – (continued)
Ireland – 3.0%
13,439	Kerry Group PLC Class A (Food, Beverage & Tobacco)	$703,203
32,883	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	924,656

		1,627,859

Japan – 18.1%
15,500	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	770,933
4,800	FANUC Corp. (Capital Goods)	764,716
28,300	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	620,218
102,000	Isuzu Motors Ltd. (Automobiles & Components)	539,537
95,000	Kubota Corp. (Capital Goods)	971,384
39,400	LIXIL Group Corp. (Capital Goods)	871,066
102,000	Mitsubishi Electric Corp. (Capital Goods)	762,418
50,000	Mitsubishi Estate Co. Ltd. (Real Estate)	989,528
29,700	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	915,931
37,300	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,139,776
94,000	Tokyo Gas Co. Ltd. (Utilities)	498,099
17,400	Unicharm Corp. (Household & Personal Products)	941,426

		9,785,032

Netherlands – 2.5%
86	Royal Dutch Shell PLC Class A (Energy)	2,951
7,917	Royal Dutch Shell PLC Class B (Energy)	280,044
28,691	Unilever NV CVA (Food, Beverage & Tobacco)	1,054,527

		1,337,522

Russia – 1.7%
8,580	OAO Lukoil ADR (Energy)	520,706
34,146	Sberbank of Russia ADR (Banks)	403,792

		924,498

South Africa – 0.5%
79,663	Nampak Ltd. (Materials)	265,523

South Korea – 2.1%
10,870	Kia Motors Corp. (Automobiles & Components)	602,630
461	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	553,217

		1,155,847

Sweden – 3.4%
29,233	Scania AB Class B (Capital Goods)	557,785
144,979	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	1,284,380

		1,842,165

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Switzerland – 10.4%
13,356	Aryzta AG (Food, Beverage & Tobacco)*	$667,233
38,551	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,324,647
3,690	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	710,787
3,704	Sulzer AG (Registered) (Capital Goods)	537,106
63,198	UBS AG (Registered) (Diversified Financials)*	948,197
9,171	Wolseley PLC (Capital Goods)	402,033

		5,590,003

United Kingdom – 26.2%
78,961	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)	491,445
22,508	Admiral Group PLC (Insurance)	403,333
50,014	BG Group PLC (Energy)	928,605
210,800	BP PLC (Energy)(a)	1,505,450
38,652	Burberry Group PLC (Consumer Durables & Apparel)	729,286
143,736	Direct Line Insurance Group PLC (Insurance)*	451,150
217,975	HSBC Holdings PLC (Banks)	2,149,079
14,904	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	563,661
57,764	Inmarsat PLC (Telecommunication Services)	529,195
86,420	Reed Elsevier PLC (Media)	846,513
33,480	Rio Tinto PLC (Materials)	1,672,541
144,009	Royal Bank of Scotland Group PLC (Banks)*	643,014

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
14,975	Schroders PLC (Diversified Financials)	$369,511
15,583	Spirax-Sarco Engineering PLC (Capital Goods)	487,881
25,740	Tullow Oil PLC (Energy)	584,782
21,754	Victrex PLC (Materials)	501,436
471,498	Vodafone Group PLC (Telecommunication Services)	1,280,417

		14,137,299

TOTAL INVESTMENTS – 95.7%
(Cost $47,280,036)		$51,631,360

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.3%		2,342,702

NET ASSETS – 100.0%		$53,974,062

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
DAX Index	5	December 2012	$1,178,038	$(4,629)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2012

	Concentrated International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
Assets:
Investments, at value (cost $128,723,917, $75,415,193 and $47,280,036)	$129,308,995	$78,959,783	$51,631,360
Cash	59,019	1,683,487	2,055,341
Foreign currencies, at value (cost $16,274, $181,181 and $41,764)	19,077	174,102	41,029
Receivables:
Investments sold	1,811,154	846,576	685,644
Foreign tax reclaims	316,422	55,249	120,172
Dividends	276,924	136,086	128,109
Fund shares sold	17,902	1,376,417	25,887
Reimbursement from investment adviser	13,768	10,193	9,947
Futures variation margin	—	2,554	—
Other assets	81,381	44,109	73
Total assets	131,904,642	83,288,556	54,697,562

Liabilities:
Payables:
Investments purchased	1,287,425	910,374	413,819
Fund shares redeemed	728,168	583,917	140,317
Amounts owed to affiliates	139,953	80,996	56,556
Futures variation margin	—	—	986
Accrued expenses	127,542	132,647	111,822
Total liabilities	2,283,088	1,707,934	723,500

Net Assets:
Paid-in capital	367,638,202	116,031,645	106,795,016
Undistributed net investment income	3,237,549	688,043	654,267
Accumulated net realized loss	(241,850,148)	(38,670,525)	(57,825,209)
Net unrealized gain	595,951	3,531,459	4,349,988
NET ASSETS	$129,621,554	$81,580,622	$53,974,062
Net Assets:
Class A	$52,563,672	$10,551,448	$21,854,154
Class B	814,866	451,864	3,202,988
Class C	14,039,354	1,796,004	5,146,763
Institutional	61,874,198	67,614,347	23,684,217
Service	299,027	805,199	—
Class IR	30,437	361,760	78,903
Class R	—	—	7,037
Total Net Assets	$129,621,554	$81,580,622	$53,974,062
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	3,373,711	694,872	1,975,493
Class B	53,021	30,322	324,072
Class C	961,465	122,634	514,099
Institutional	3,885,634	4,313,690	2,045,858
Service	19,057	53,529	—
Class IR	1,917	23,115	7,100
Class R	—	—	632
Net asset value, offering and redemption price per share:(a)
Class A	$15.58	$15.18	$11.06
Class B	15.37	14.90	9.88
Class C	14.60	14.65	10.01
Institutional	15.92	15.67	11.58
Service	15.69	15.04	—
Class IR	15.87	15.65	11.11
Class R	—	—	11.14

(a)	Maximum public offering price per share for Class A Shares of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds is $16.49, $16.06 and $11.70, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2012

	Concentrated International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $286,119, $106,901 and $113,116)	$4,618,120	$1,509,206	$1,768,128
Interest	3,075	326	1,758
Total investment income	4,621,195	1,509,532	1,769,886

Expenses:
Management fees	1,374,974	711,174	468,602
Distribution and Service fees(a)	372,006	71,148	181,003
Transfer Agent fees(a)	209,259	57,659	88,655
Custody and accounting fees	103,195	130,445	105,314
Professional fees	89,214	89,936	95,864
Registration fees	76,232	73,180	76,601
Printing and mailing costs	60,836	41,737	45,223
Trustee fees	15,209	15,050	15,027
Service share fees — Service Plan	717	1,859	—
Service share fees — Shareholder Administration Plan	717	1,859	—
Other	32,249	42,125	19,558
Total expenses	2,334,608	1,236,172	1,095,847
Less — expense reductions	(320,212)	(366,173)	(269,043)
Net expenses	2,014,396	869,999	826,804
NET INVESTMENT INCOME	2,606,799	639,533	943,082

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(11,524,490)	(2,844,702)	(241,998)
Futures contracts	(657,897)	85,799	(20,508)
Foreign currency transactions	(783,622)	(1,509)	(82,813)
Net change in unrealized gain (loss) on:
Investments	20,354,606	8,473,684	3,478,046
Futures contracts	(92,831)	(15,222)	(89,794)
Foreign currency translation	241,834	(9,440)	85,133
Net realized and unrealized gain	7,537,600	5,688,610	3,128,066
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,144,399	$6,328,143	$4,071,148

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Concentrated International Equity	$218,728	$9,630	$143,648	N/A	$166,235	$1,830	$27,293	$13,749	$115	$37	N/A
International Small Cap	46,447	4,993	19,708	N/A	35,300	949	3,745	17,084	297	284	N/A
Strategic International Equity	87,472	36,437	57,061	$33	66,479	6,923	10,842	4,291	N/A	108	$12

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Concentrated International Equity Fund
	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011
From operations:
Net investment income	$2,606,799	$5,239,266
Net realized gain (loss)	(12,966,009)	(8,551,365)
Net change in unrealized gain (loss)	20,503,609	(17,063,441)
Net increase (decrease) in net assets resulting from operations	10,144,399	(20,375,540)

Distributions to shareholders:
From net investment income
Class A Shares	(3,633,195)	(2,598,525)
Class B Shares	(25,585)	(12,499)
Class C Shares	(397,748)	(212,625)
Institutional Shares	(1,037,106)	(732,671)
Service Shares	(9,638)	(4,981)
Class IR Shares	(1,281)	(23)
Class R Shares	—	—
Total distributions to shareholders	(5,104,553)	(3,561,324)

From share transactions:
Proceeds from sales of shares	46,768,544	26,461,691
Reinvestment of distributions	4,902,450	3,123,196
Cost of shares redeemed	(92,585,677)	(62,408,092)
Net increase (decrease) in net assets resulting from share transactions	(40,914,683)	(32,823,205)
Increase from regulatory settlements	1,002,638	—
Net increase (decrease) in net assets resulting from capital transactions	(39,912,045)	(32,823,205)
TOTAL INCREASE (DECREASE)	(34,872,199)	(56,760,069)

Net assets:
Beginning of year	164,493,753	221,253,822
End of year	$129,621,554	$164,493,753
Undistributed net investment income	$3,237,549	$5,104,387

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

International Small Cap Fund		Strategic International Equity Fund
For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011

$639,533	$915,679	$943,082	$1,852,441
(2,760,412)	13,655,348	(345,319)	6,448,236
8,449,022	(11,649,653)	3,473,385	(13,480,768)
6,328,143	2,921,374	4,071,148	(5,180,091)

(369,815)	(435,730)	(1,361,342)	(621,039)
(4,225)	(8,519)	(133,041)	(19,857)
(20,832)	(23,645)	(195,805)	(30,374)
(802,770)	(1,971,757)	(240,702)	(285,469)
(14,688)	(7,243)	—	—
(2,360)	(23)	(2,189)	(69)
—	—	(142)	(183)
(1,214,690)	(2,446,917)	(1,933,221)	(956,991)

36,749,367	47,141,472	24,664,908	12,282,038
1,125,734	2,330,163	1,879,700	881,245
(23,585,561)	(103,857,746)	(34,034,953)	(45,389,431)
14,289,540	(54,386,111)	(7,490,345)	(32,226,148)
21,131	—	—	—
14,310,671	(54,386,111)	(7,490,345)	(32,226,148)
19,424,124	(53,911,654)	(5,352,418)	(38,363,230)

62,156,498	116,068,152	59,326,480	97,689,710
$81,580,622	$62,156,498	$53,974,062	$59,326,480
$688,043	$1,114,598	$654,267	$1,604,827

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Increase from regulatory settlements
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$14.74	$0.28		$0.93	$1.21	$(0.47)	$0.10
2012 - B	14.48	0.16		0.94	1.10	(0.31)	0.10
2012 - C	13.82	0.16		0.87	1.03	(0.35)	0.10
2012 - Institutional	15.07	0.32		0.97	1.29	(0.54)	0.10
2012 - Service	14.85	0.26		0.94	1.20	(0.46)	0.10
2012 - IR	15.06	0.28		0.98	1.26	(0.55)	0.10
2011 - A	16.81	0.42	(e)	(2.22)	(1.80)	(0.27)	—
2011 - B	16.46	0.28	(e)	(2.15)	(1.87)	(0.11)	—
2011 - C	15.79	0.29	(e)	(2.09)	(1.80)	(0.17)	—
2011 - Institutional	17.18	0.50	(e)	(2.27)	(1.77)	(0.34)	—
2011 - Service	16.92	0.42	(e)	(2.24)	(1.82)	(0.25)	—
2011 - IR	17.22	0.63	(e)	(2.45)	(1.82)	(0.34)	—
2010 - A	15.22	0.10		1.79	1.89	(0.30)	—
2010 - B	14.90	(0.01)		1.74	1.73	(0.17)	—
2010 - C	14.35	(0.02)		1.69	1.67	(0.23)	—
2010 - Institutional	15.55	0.16		1.82	1.98	(0.35)	—
2010 - Service	15.32	0.08		1.80	1.88	(0.28)	—
2010 - IR (Commenced August 31, 2010)	15.13	0.02		2.07	2.09	—	—
2009 - A	13.18	0.21		2.41	2.62	(0.75)	0.17
2009 - B	12.72	0.12		2.36	2.48	(0.47)	0.17
2009 - C	12.40	0.10		2.29	2.39	(0.61)	0.17
2009 - Institutional	13.50	0.26		2.48	2.74	(0.86)	0.17
2009 - Service	13.28	0.19		2.43	2.62	(0.75)	0.17

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	19.40	—	(g)	(6.22)	(6.22)	—	—
2008 - B	18.75	(0.02)		(6.01)	(6.03)	—	—
2008 - C	18.28	(0.02)		(5.86)	(5.88)	—	—
2008 - Institutional	19.87	0.01		(6.38)	(6.37)	—	—
2008 - Service	19.55	—	(g)	(6.27)	(6.27)	—	—

FOR THE FISCAL YEAR ENDED AUGUST 31,
2008 - A	24.04	0.44	(h)	(4.89)	(4.45)	(0.28)	0.09
2008 - B	23.19	0.21	(h)	(4.71)	(4.50)	(0.03)	0.09
2008 - C	22.68	0.26	(h)	(4.63)	(4.37)	(0.12)	0.09
2008 - Institutional	24.61	0.58	(h)	(5.03)	(4.45)	(0.38)	0.09
2008 - Service	24.17	0.41	(h)	(4.93)	(4.52)	(0.19)	0.09

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Service	Class IR
For the Fiscal Year Ended October 31, 2012	8.66%	7.91%	7.81%	9.15%	8.57%	8.92%
For the Fiscal Year Ended October 31, 2009	21.64	20.44	20.79	21.99	21.50	NA
For the Fiscal Year Ended August 31, 2008	(18.88)	(19.52)	(19.48)	(18.54)	(18.97)	NA

(e)	Reflects income recognized from a corporate action which amounted to $0.26 per share and 1.55% of average net assets.
(f)	Annualized.
(g)	Amount is less than $0.005 per share.
(h)	Reflects income recognized from a corporate action which amounted to $0.23 per share and 0.98% of average net assets.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$15.58	9.36	%(d)	$52,564	1.48%		1.72%		1.95%		144%
15.37	8.61	(d)	815	2.23		2.47		1.13		144
14.60	8.55	(d)	14,039	2.23		2.47		1.14		144
15.92	9.84	(d)	61,874	1.08		1.31		2.11		144
15.69	9.26	(d)	299	1.58		1.82		1.77		144
15.87	9.61	(d)	30	1.23		1.46		1.87		144
14.74	(10.89)		118,977	1.53		1.67		2.55	(e)	135
14.48	(11.46)		1,225	2.28		2.42		1.70	(e)	135
13.82	(11.55)		15,883	2.28		2.42		1.86	(e)	135
15.07	(10.53)		28,105	1.13		1.27		2.94	(e)	135
14.85	(10.96)		300	1.63		1.77		2.51	(e)	135
15.06	(10.80)		3	1.28		1.42		3.87	(e)	135
16.81	12.48		162,231	1.54		1.61		0.66		182
16.46	11.69		1,944	2.29		2.36		(0.07)		182
15.79	11.72		20,031	2.29		2.36		(0.11)		182
17.18	12.95		36,693	1.14		1.21		1.05		182
16.92	12.37		354	1.64		1.71		0.54		182
17.22	13.81		1	1.29	(f)	1.36	(f)	0.08	(f)	182
15.22	22.88	(d)	165,054	1.54		1.65		1.65		129
14.90	21.81	(d)	2,893	2.29		2.40		0.93		129
14.35	21.84	(d)	18,510	2.29		2.40		0.80		129
15.55	23.28	(d)	30,009	1.14		1.25		1.95		129
15.32	22.69	(d)	493	1.64		1.75		1.51		129

13.18	(32.11)		187,435	1.54	(f)	1.72	(f)	0.02	(f)	21
12.72	(32.16)		3,686	2.29	(f)	2.47	(f)	(0.74	)(f)	21
12.40	(32.17)		14,057	2.29	(f)	2.47	(f)	(0.74	)(f)	21
13.50	(32.06)		40,837	1.14	(f)	1.32	(f)	0.54	(f)	21
13.28	(32.12)		518	1.64	(f)	1.82	(f)	(0.09	)(f)	21

19.40	(18.37	)(d)	297,558	1.54		1.55		(1.92	)(h)	178
18.75	(19.01	)(d)	6,424	2.29		2.30		0.96	(h)	178
18.28	(18.97	)(d)	21,480	2.29		2.30		1.18	(h)	178
19.87	(18.03	)(d)	107,197	1.14		1.15		2.46	(h)	178
19.55	(18.46	)(d)	755	1.64		1.65		1.79	(h)	178

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$14.06	$0.11		$1.26	$1.37	$(0.25)
2012 - B	13.74	(0.01)		1.27	1.26	(0.10)
2012 - C	13.54	—	(d)	1.24	1.24	(0.13)
2012 - Institutional	14.53	0.17		1.29	1.46	(0.32)
2012 - Service	13.98	0.09		1.25	1.34	(0.28)
2012 - IR	14.50	0.14		1.30	1.44	(0.29)
2011 - A	14.62	0.08	(e)	(0.39)	(0.31)	(0.25)
2011 - B	14.29	(0.04	)(e)	(0.38)	(0.42)	(0.13)
2011 - C	14.10	(0.03	)(e)	(0.38)	(0.41)	(0.15)
2011 - Institutional	15.06	0.15	(e)	(0.38)	(0.23)	(0.30)
2011 - Service	14.53	0.06	(e)	(0.38)	(0.32)	(0.23)
2011 - IR	15.09	0.18	(e)	(0.47)	(0.29)	(0.30)
2010 - A	12.27	0.04	(f)	2.74	2.78	(0.43)
2010 - B	12.01	(0.06	)(f)	2.69	2.63	(0.35)
2010 - C	11.85	(0.05	)(f)	2.64	2.59	(0.34)
2010 - Institutional	12.62	0.10	(f)	2.81	2.91	(0.47)
2010 - Service	12.20	0.03	(f)	2.72	2.75	(0.42)
2010 - IR (Commenced August 31, 2010)	12.90	0.02	(f)	2.17	2.19	—
2009 - A	9.48	0.10		3.25	3.35	(0.56)
2009 - B	9.12	0.02		3.20	3.22	(0.33)
2009 - C	9.06	0.01		3.17	3.18	(0.39)
2009 - Institutional	9.82	0.15		3.35	3.50	(0.70)
2009 - Service	9.42	0.09		3.24	3.33	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	15.26	0.02		(5.80)	(5.78)	—
2008 - B	14.70	—	(d)	(5.58)	(5.58)	—
2008 - C	14.60	—	(d)	(5.54)	(5.54)	—
2008 - Institutional	15.81	0.03		(6.02)	(5.99)	—
2008 - Service	15.18	0.02		(5.78)	(5.76)	—

FOR THE FISCAL YEAR ENDED AUGUST 31,
2008 - A	21.18	0.16	(h)	(5.57)	(5.41)	(0.51)
2008 - B	20.41	0.03	(h)	(5.39)	(5.36)	(0.35)
2008 - C	20.27	0.03	(h)	(5.35)	(5.32)	(0.35)
2008 - Institutional	21.94	0.28	(h)	(5.78)	(5.50)	(0.63)
2008 - Service	21.10	0.16	(h)	(5.54)	(5.38)	(0.54)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.16% of average net assets.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(g)	Annualized.
(h)	Reflects income recognized from a corporate action which amounted to $0.08 per share and 0.41% of average net assets.
(i)	Total return reflects the impact of payments for regulatory settlements amounting to $0.01 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (26.18)%, (26.77)%, (26.73)%, (25.89)% and (26.24)%, respectively.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$15.18	9.84%		$10,551	1.58%		2.18%		0.80%		85%
14.90	9.10		452	2.33		2.92		(0.05)		85
14.65	9.14		1,796	2.33		2.92		(0.01)		85
15.67	10.49		67,614	1.18		1.73		1.14		85
15.04	9.77		805	1.68		2.25		0.65		85
15.65	10.13		362	1.33		1.84		0.93		85
14.06	(1.97)		22,537	1.60		1.94		0.54	(e)	117
13.74	(2.71)		622	2.35		2.69		(0.25	)(e)	117
13.54	(2.68)		2,177	2.35		2.69		(0.23	)(e)	117
14.53	(1.59)		36,067	1.20		1.54		0.95	(e)	117
13.98	(2.05)		730	1.70		2.04		0.41	(e)	117
14.50	(1.72)		24	1.35		1.69		1.12	(e)	117
14.62	23.11		23,503	1.60		1.86		0.31	(f)	155
14.29	22.24		919	2.35		2.61		(0.45	)(f)	155
14.10	22.18		2,120	2.35		2.61		(0.43	)(f)	155
15.06	23.61		89,035	1.20		1.46		0.78	(f)	155
14.53	22.91		490	1.70		1.96		0.23	(f)	155
15.09	16.74		1	1.35	(g)	1.61	(g)	0.73	(f)(g)	155
12.27	37.78		22,952	1.60		2.08		0.93		161
12.01	36.79		1,015	2.35		2.83		0.18		161
11.85	36.79		1,924	2.35		2.83		0.12		161
12.62	38.50		68,199	1.20		1.68		1.45		161
12.20	37.85		414	1.70		2.18		0.86		161

9.48	(37.88)		21,650	1.60	(g)	2.39	(g)	0.99	(g)	24
9.12	(37.92)		986	2.35	(g)	3.14	(g)	0.23	(g)	24
9.06	(37.95)		2,239	2.35	(g)	3.14	(g)	0.22	(g)	24
9.82	(37.85)		28,581	1.20	(g)	1.99	(g)	1.43	(g)	24
9.42	(37.90)		294	1.70	(g)	2.49	(g)	0.87	(g)	24

15.26	(26.10	)(i)	39,376	1.64		1.78		0.85	(h)	117
14.70	(26.69	)(i)	1,862	2.39		2.53		0.14	(h)	117
14.60	(26.65	)(i)	3,950	2.39		2.53		0.18	(h)	117
15.81	(25.81	)(i)	55,901	1.24		1.38		1.42	(h)	117
15.18	(26.16	)(i)	454	1.74		1.88		0.84	(h)	117

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Increase from regulatory settlements
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$10.62	$0.20		$0.61	$0.81	$(0.37)	$—	$(0.37)	$—
2012 - B	9.51	0.09		0.57	0.66	(0.29)	—	(0.29)	—
2012 - C	9.64	0.10		0.57	0.67	(0.30)	—	(0.30)	—
2012 - Institutional	11.11	0.19		0.71	0.90	(0.43)	—	(0.43)	—
2012 - IR	10.70	0.21		0.63	0.84	(0.43)	—	(0.43)	—
2012 - R	10.57	0.16		0.64	0.80	(0.23)	—	(0.23)	—
2011 - A	11.71	0.28	(d)	(1.25)	(0.97)	(0.12)	—	(0.12)	—
2011 - B	10.49	0.17	(d)	(1.12)	(0.95)	(0.03)	—	(0.03)	—
2011 - C	10.63	0.17	(d)	(1.12)	(0.95)	(0.04)	—	(0.04)	—
2011 - Institutional	12.24	0.25	(d)	(1.22)	(0.97)	(0.16)	—	(0.16)	—
2011 - IR	11.70	0.17	(d)	(1.06)	(0.89)	(0.11)	—	(0.11)	—
2011 - R	11.64	0.27	(d)	(1.26)	(0.99)	(0.08)	—	(0.08)	—
2010 - A	10.55	0.10		1.19	1.29	(0.13)	—	(0.13)	—
2010 - B	9.46	0.01		1.07	1.08	(0.05)	—	(0.05)	—
2010 - C	9.59	0.01		1.09	1.10	(0.06)	—	(0.06)	—
2010 - Institutional	11.02	0.10		1.28	1.38	(0.16)	—	(0.16)	—
2010 - IR	10.54	0.12		1.19	1.31	(0.15)	—	(0.15)	—
2010 - R	10.52	0.07		1.19	1.26	(0.14)	—	(0.14)	—
2009 - A	9.01	0.14		1.77	1.91	(0.38)	—	(0.38)	0.01
2009 - B	8.08	0.07		1.58	1.65	(0.28)	—	(0.28)	0.01
2009 - C	8.17	0.07		1.61	1.68	(0.27)	—	(0.27)	0.01
2009 - Institutional	9.42	0.19		1.84	2.03	(0.44)	—	(0.44)	0.01
2009 - IR	9.03	0.17		1.76	1.93	(0.43)	—	(0.43)	0.01
2009 - R	8.99	0.08		1.80	1.88	(0.36)	—	(0.36)	0.01
2008 - A	27.90	0.28	(f)	(9.45)	(9.17)	—	(9.74)	(9.74)	0.02
2008 - B	26.18	0.15	(f)	(8.53)	(8.38)	—	(9.74)	(9.74)	0.02
2008 - C	26.35	0.14	(f)	(8.60)	(8.46)	—	(9.74)	(9.74)	0.02
2008 - Institutional	28.64	0.40	(f)	(9.90)	(9.50)	—	(9.74)	(9.74)	0.02
2008 - IR (Commenced November 30, 2007)	26.87	0.29	(f)	(8.41)	(8.12)	—	(9.74)	(9.74)	0.02
2008 - R (Commenced November 30, 2007)	26.87	0.23	(f)	(8.39)	(8.16)	—	(9.74)	(9.74)	0.02

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.14 per share and 1.22% of average net assets.
(e)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Class IR	Class R
For the Fiscal Year Ended October 31, 2009	22.37%	21.40%	21.31%	22.76%	22.57%	22.02%
For the Fiscal Year Ended October 31, 2008	(49.92)	(50.39)	(50.31)	(50.09)	(47.93)	(48.16)

(f)	Reflects income recognized from a corporate action which amounted to $0.08 per share and 0.56% of average net assets.
(g)	Annualized.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.06	8.17%		$21,854	1.45%		1.95%		1.91%		119%
9.88	7.41		3,203	2.20		2.70		1.00		119
10.01	7.35		5,147	2.20		2.70		1.01		119
11.58	8.58		23,684	1.05		1.51		1.68		119
11.11	8.42		79	1.20		1.68		2.01		119
11.14	7.87		7	1.70		2.19		1.49		119
10.62	(8.40)		41,862	1.45		1.78		2.36	(d)	139
9.51	(9.08)		4,344	2.20		2.53		1.57	(d)	139
9.64	(9.00)		6,643	2.20		2.53		1.63	(d)	139
11.11	(8.04)		6,416	1.05		1.38		2.02	(d)	139
10.70	(7.69)		56	1.20		1.53		1.56	(d)	139
10.57	(8.61)		7	1.70		2.03		2.30	(d)	139
11.71	12.34		60,561	1.45		1.71		0.89		121
10.49	11.44		6,814	2.20		2.46		0.12		121
10.63	11.48		8,845	2.20		2.46		0.13		121
12.24	12.69		21,434	1.05		1.31		0.90		121
11.70	12.55		7	1.20		1.46		1.13		121
11.64	12.06		28	1.70		1.96		0.67		121
10.55	22.50	(e)	55,454	1.45		1.98		1.52		133
9.46	21.58	(e)	8,958	2.20		2.73		0.93		133
9.59	21.47	(e)	9,520	2.20		2.73		0.92		133
11.02	22.91	(e)	6,408	1.05		1.58		2.02		133
10.54	22.71	(e)	6	1.20		1.73		1.88		133
10.52	22.07	(e)	33	1.70		2.23		0.81		133
9.01	(49.64	)(e)	38,194	1.40		1.73		1.80	(f)	108
8.08	(50.09	)(e)	10,697	2.15		2.48		1.01	(f)	108
8.17	(50.00	)(e)	10,577	2.15		2.48		1.00	(f)	108
9.42	(49.45	)(e)	5,499	1.00		1.33		2.46	(g)	108
9.03	(47.70	)(e)	5	1.15	(g)	1.48	(g)	2.18	(f)(g)	108
8.99	(47.93	)(e)	5	1.65	(g)	1.98	(g)	1.68	(f)(g)	108

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

October 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Concentrated International Equity and International Small Cap	A, B, C, Institutional, Service and IR	Diversified
Strategic International Equity	A, B, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.   Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments on swaps are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.   Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.   Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.   Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events which could

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2012:

CONCENTRATED INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$2,628,466	$—		$—
Other	—	126,680,529	(a)	—

INTERNATIONAL SMALL CAP

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$9,094,853	$692,737	(a)	$—
Other	792,478	68,379,715	(a)	—
Total	$9,887,331	$69,072,452		$—

Derivative Type
Assets(b)
Futures Contracts	$1,419	$—		$—

STRATEGIC INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$495,211	$—		$—
Other	—	51,136,149	(a)	—

Derivative Type
Liabilities(b)
Futures Contracts	$(4,629)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see Schedule of Investments.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2012. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
International Small Cap	Equity	Unrealized gain on futures variation margin	$1,419	(a)	—	$—
Strategic International Equity	Equity	—	—		Unrealized loss on futures variation margin	(4,629)	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Concentrated International Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(657,897)	$(92,831)	24
International Small Cap	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	85,799	(15,222)	115
Strategic International Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(20,508)	(89,794)	13

(a)	Average number of contracts is based on the average of month end balances for the year ended October 31, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.   Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2012, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Concentrated International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.94	%*
International Small Cap	1.10	1.10	0.99	0.94	0.92	1.10	1.08	*
Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

*	GSAMI agreed to waive a portion of its management fee in order to achieve the effective net management rates shown above for the Concentrated International Equity and International Small Cap Funds, respectively, through at least February 28, 2013. Prior to such date GSAMI may not terminate the arrangement without the approval of the trustees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.   Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended October 31, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Concentrated International Equity	$1,700	$—	$400
International Small Cap	2,000	—	—
Strategic International Equity	1,300	—	—

D.   Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.   Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class R and Class IR Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.   Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Administration Share fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds are 0.104%, 0.064% and 0.164%, respectively. These Other Expense reimbursements will remain in place through at least February 28, 2013, and prior to such date GSAMI may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

For the fiscal year ended October 31, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Concentrated International Equity	$82	$4	$234	$320
International Small Cap	13	2	351	366
Strategic International Equity	—	2	267	269

As of October 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Concentrated International Equity	$103	$24	$13	$140
International Small Cap	72	5	4	81
Strategic International Equity	39	12	6	57

G.   Line of Credit Facility — As of October 31, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

H.   Other Transactions with Affiliates — For the fiscal year ended October 31, 2012. Goldman Sachs earned approximately $4,700, $6,100 and $1,500 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund.

As of October 31, 2012, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 44% of the total outstanding shares of the International Small Cap Fund.

As of October 31, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 4% of the Class IR Shares of the Concentrated International Equity Fund, and approximately 9% and 100% of the Class IR and Class R Shares of the Strategic International Equity Fund, respectively.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2012, were as follows:

Fund	Purchases	Sales and Maturities
Concentrated International Equity	$193,034,127	$216,040,125
International Small Cap	66,322,777	53,141,236
Strategic International Equity	63,546,269	66,953,398

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows:

	Concentrated International Equity	International Small Cap	Strategic International Equity
Distributions paid from:
Ordinary income	$5,104,553	$1,214,690	$1,933,221

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows:

	Concentrated International Equity	International Small Cap	Strategic International Equity
Distributions paid from:
Ordinary income	$3,561,324	$2,446,917	$956,991

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

7. TAX INFORMATION (continued)

As of October 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Concentrated International Equity	International Small Cap	Strategic International Equity
Undistributed ordinary income — net	$3,237,549	$1,126,708	$654,266
Capital loss carryforwards:
Expiring 2016(1)	$(112,531,656)	$(16,365,954)	$(27,716,666)
Expiring 2017(1)	(106,107,378)	(19,170,113)	(28,233,535)
Expiring 2019(1)	(9,250,431)	—	—
Perpetual Long-term	(8,348,785)	(1,880,845)	—
Perpetual Short-term	(4,649,458)	(928,198)	(1,231,095)
Total capital loss carryforwards	$(240,887,708)	$(38,345,110)	$(57,181,296)
Unrealized gains (losses) — net	(366,489)	2,767,379	3,706,076
Total accumulated losses — net	$(238,016,648)	$(34,451,023)	$(52,820,954)

(1)	Expiration occurs on October 31 of the year indicated.

As of October 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Concentrated International Equity	International Small Cap	Strategic International Equity
Tax cost	$129,686,357	$76,179,273	$47,923,948
Gross unrealized gain	6,801,194	7,241,891	5,684,546
Gross unrealized loss	(7,178,556)	(4,461,381)	(1,977,134)
Net unrealized security gain (loss)	$(377,362)	$2,780,510	$3,707,412
Net unrealized gain (loss) on other investments	10,873	(13,131)	(1,336)
Net unrealized gain (loss)	$(366,489)	$2,767,379	$3,706,076

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of foreign currency transactions, passive foreign investment company investments and regulatory settlements.

	Paid-in Capital	Accumulated Net Realized Gains (Loss)	Undistributed Net Investment Income
Concentrated International Equity	$(1,002,638)	$371,722	$630,916
International Small Cap	(21,131)	(127,471)	148,602
Strategic International Equity	—	(39,579)	39,579

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION (continued)

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Issuer Concentration Risk — The Concentrated International Equity Fund intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

10. OTHER MATTERS

On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAMI is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

Regulatory Settlements — For the year ended October 31, 2012, the Concentrated International Equity and International Small Cap Funds have received payments of $1,002,638 and $21,131, respectively, relating to a regulatory settlement that the Funds were authorized to participate in. This settlement related to market timing of certain mutual funds, including the Funds, by certain third parties that occurred from 1999 to January 2003. These payments have been included as an increase to Capital Transactions on the Statements of Changes in Net Assets.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Concentrated International Equity Fund

	For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	280,427	$4,781,458	1,010,403	$17,242,818
Shares converted from Class B(a)	6,886	98,309	5,473	89,222
Reinvestment of distributions	266,286	3,562,905	138,361	2,321,693
Shares redeemed	(5,250,409)	(74,406,755)	(2,735,631)	(45,533,895)
	(4,696,810)	(65,964,083)	(1,581,394)	(25,880,162)
Class B Shares
Shares sold	45	8,443	4,218	74,304
Shares converted to Class A(a)	(6,819)	(98,309)	(5,553)	(89,222)
Reinvestment of distributions	1,852	24,589	726	12,047
Shares redeemed	(26,646)	(378,056)	(32,853)	(534,465)
	(31,568)	(443,333)	(33,462)	(537,336)
Class C Shares
Shares sold	210,571	2,906,921	271,787	4,311,988
Reinvestment of distributions	29,969	378,213	12,648	200,327
Shares redeemed	(428,367)	(5,773,005)	(403,943)	(6,251,648)
	(187,827)	(2,487,871)	(119,508)	(1,739,333)
Institutional Shares
Shares sold	2,774,476	40,001,836	277,779	4,814,087
Reinvestment of distributions	68,565	933,857	34,400	588,267
Shares redeemed	(821,895)	(11,960,654)	(583,381)	(10,059,085)
	2,021,146	28,975,039	(271,202)	(4,656,731)
Service Shares
Shares sold	1,250	19,247	955	15,851
Reinvestment of distributions	119	1,605	50	839
Shares redeemed	(2,541)	(37,739)	(1,678)	(28,999)
	(1,172)	(16,887)	(673)	(12,309)
Class IR Shares
Shares sold	3,549	53,277	150	2,643
Reinvestment of distributions	94	1,281	1	23
Shares redeemed	(1,943)	(29,468)	—	—
	1,700	25,090	151	2,666
NET DECREASE	(2,894,531)	$(39,912,045)	(2,006,088)	$(32,823,205)

(a)

Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Fund

	For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	217,077	$2,973,403	768,564	$11,738,997
Shares converted from Class B(a)	1,585	23,206	1,889	28,581
Reinvestment of distributions	27,182	350,377	25,507	386,439
Shares redeemed	(1,154,032)	(15,962,896)	(800,865)	(11,450,401)
	(908,188)	(12,615,910)	(4,905)	703,616
Class B Shares
Shares sold	3,815	53,981	3,571	53,874
Shares converted to Class A(a)	(1,612)	(23,206)	(1,925)	(28,581)
Reinvestment of distributions	310	3,950	529	7,888
Shares redeemed	(17,470)	(238,438)	(21,187)	(314,560)
	(14,957)	(203,713)	(19,012)	(281,379)
Class C Shares
Shares sold	13,811	194,428	67,956	1,012,517
Reinvestment of distributions	1,140	14,270	1,289	18,933
Shares redeemed	(53,055)	(726,048)	(58,851)	(827,350)
	(38,104)	(517,350)	10,394	204,100
Institutional Shares
Shares sold	2,235,787	33,194,239	2,104,546	33,214,090
Reinvestment of distributions	55,817	740,136	122,570	1,909,636
Shares redeemed	(460,974)	(6,619,666)	(5,655,650)	(90,486,272)
	1,830,630	27,314,709	(3,428,534)	(55,362,546)
Service Shares
Shares sold	334	5,106	53,217	832,541
Reinvestment of distributions	1,146	14,641	480	7,244
Shares redeemed	(167)	(2,111)	(35,224)	(540,736)
	1,313	17,636	18,473	299,049
Class IR Shares
Shares sold	23,705	349,341	18,231	289,453
Reinvestment of distributions	178	2,360	1	23
Shares redeemed	(2,423)	(36,402)	(16,655)	(238,427)
	21,460	315,299	1,577	51,049
NET INCREASE (DECREASE)	892,154	$14,310,671	(3,422,007)	$(54,386,111)

(a)

Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic International Equity Fund

	For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	672,334	$6,889,405	845,476	$10,036,302
Shares converted from Class B(a)	61,941	641,950	71,726	822,322
Reinvestment of distributions	139,238	1,338,080	46,660	551,982
Shares redeemed	(2,840,387)	(29,018,009)	(2,195,338)	(25,528,763)
	(1,966,874)	(20,148,574)	(1,231,476)	(14,118,157)
Class B Shares
Shares sold	6,714	60,372	16,740	182,407
Shares converted to Class A(a)	(69,077)	(641,950)	(79,714)	(822,322)
Reinvestment of distributions	15,121	130,647	1,797	19,173
Shares redeemed	(85,274)	(791,750)	(131,653)	(1,381,144)
	(132,516)	(1,242,681)	(192,830)	(2,001,886)
Class C Shares
Shares sold	42,011	395,250	86,896	937,844
Reinvestment of distributions	19,438	170,082	2,447	26,452
Shares redeemed	(236,655)	(2,243,131)	(231,943)	(2,487,746)
	(175,206)	(1,677,799)	(142,600)	(1,523,450)
Institutional Shares
Shares sold	1,623,162	17,291,342	76,728	977,830
Reinvestment of distributions	23,808	238,560	22,965	283,386
Shares redeemed	(178,534)	(1,972,971)	(1,272,833)	(15,876,778)
	1,468,436	15,556,931	(1,173,140)	(14,615,562)
Class IR Shares
Shares sold	2,581	28,539	12,822	147,583
Reinvestment of distributions	227	2,189	6	69
Shares redeemed	(925)	(9,092)	(8,228)	(95,618)
	1,883	21,636	4,600	52,034
Class R Shares
Shares sold	—	—	6	72
Reinvestment of distributions	15	142	16	183
Shares redeemed	—	—	(1,815)	(19,382)
	15	142	(1,793)	(19,127)
NET DECREASE	(804,262)	$(7,490,345)	(2,737,239)	$(32,226,148)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Fundamental International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Concentrated International Equity Fund, Goldman Sachs International Small Cap Fund and Goldman Sachs Strategic International Equity Fund (collectively the “Fundamental International Equity Funds”), funds of Goldman Sachs Trust, at October 31, 2012 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental International Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2012

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Concentrated International Equity Fund				International Small Cap Fund				Strategic International Equity Fund
Share Class	Beginning Account Value 5/01/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*	Beginning Account Value 5/01/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*	Beginning Account Value 5/01/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*
Class A
Actual	$1,000	$1,040.10		$7.64	$1,000	$1,018.10		$8.02	$1,000	$1,024.10		$7.43
Hypothetical 5% return	1,000	1,017.65	+	7.56	1,000	1,017.19	+	8.01	1,000	1,017.80	+	7.41
Class B
Actual	1,000	1,036.40		11.41	1,000	1,015.00		11.80	1,000	1,019.60		11.17
Hypothetical 5% return	1,000	1,013.93	+	11.29	1,000	1,013.42	+	11.79	1,000	1,014.08	+	11.14
Class C
Actual	1,000	1,036.20		11.41	1,000	1,015.20		11.80	1,000	1,020.40		11.17
Hypothetical 5% return	1,000	1,013.93	+	11.29	1,000	1,013.42	+	11.79	1,000	1,014.08	+	11.14
Institutional
Actual	1,000	1,041.90		5.54	1,000	1,020.80		5.99	1,000	1,025.70		5.35
Hypothetical 5% return	1,000	1,019.71	+	5.48	1,000	1,019.20	+	5.99	1,000	1,019.86	+	5.33
Service
Actual	1,000	1,039.10		8.10	1,000	1,018.30		8.52	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,017.19	+	8.01	1,000	1,016.69	+	8.52	N/A	N/A		N/A
Class IR
Actual	1,000	1,041.30		6.31	1,000	1,019.50		6.75	1,000	1,024.90		6.11
Hypothetical 5% return	1,000	1,018.95	+	6.24	1,000	1,018.45	+	6.75	1,000	1,019.10	+	6.09
Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,022.00		8.69
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,016.54	+	8.67

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Concentrated International Equity	1.49%	2.23%	2.23%	1.08%	1.58%	1.23%	N/A
International Small Cap	1.58	2.33	2.33	1.18	1.68	1.33	N/A
Strategic International Equity	1.46	2.20	2.20	1.05	N/A	1.20	1.71%

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Concentrated International Equity, Goldman Sachs International Small Cap and Goldman Sachs Strategic International Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive a portion of its management fees (with respect to the Concentrated International Equity and International Small Cap Funds) and to limit certain expenses of each of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Concentrated International Equity and International Small Cap Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees observed that the Concentrated International Equity Fund had placed in the bottom half of its peer group and underperformed its benchmark index during the one-, three-, five-, and ten-year periods ended March 31, 2012. They noted that the International Small Cap Fund had placed in the bottom half of its peer group during the one-, three-, five-, and ten-year periods, and underperformed its benchmark index for the five- and ten-year periods, but outperformed its benchmark index for the one- and three-year periods ended March 31, 2012. The Independent Trustees further observed that the Strategic International Equity Fund had placed in the bottom half of its peer group and underperformed its benchmark index for the one- and three-year periods ended March 31, 2012. The Independent Trustees noted that in the past several years the Investment Adviser had augmented its research resources and had been improving its investment process for the International Small Cap Fund to leverage local research teams. They also noted the team’s increased emphasis on internal communication among its analysts and Chief Investment Officers. The Independent Trustees noted that they had received assurances from senior management that measures would continue to be taken to address the Funds’ performance.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Concentrated International Equity and International Small Cap Funds) and to limit certain expenses of each of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Concentrated International Equity and International Small Cap Funds that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Concentrated International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
First $1 billion	1.00%	1.10%	0.85%
Next $1 billion	0.90	1.10	0.77
Next $3 billion	0.86	0.99	0.73
Next $3 billion	0.84	0.94	0.72
Over $8 billion	0.82	0.92	0.71

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Concentrated International Equity and International Small Cap Funds) and to limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2013.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	109	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	109	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	110	None
Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2012.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2012, the Trust consisted of 95 portfolios (88 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, Goldman Sachs Trust II consisted of one portfolio (which did not offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2012.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Goldman Sachs Trust — Fundamental International Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2012, the total amount of income received by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds from sources within foreign countries and possessions of the United States was $0.4953, $0.3261, and $0.3584 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds were 92.13%, 84.00%, and 91.38%, respectively. The total amount of taxes paid by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds was $0.0431, $0.0579, and $0.0341 per share, respectively.

For the year ended October 31, 2012, 100% of the dividends paid from net investment company taxable income by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $735.5 billion in assets under management as of September 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square Fundssm

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International
■	Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International4

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios[6]
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]

Since October 18, 2012, shares of the Goldman Sachs Brazil Equity, India Equity and Korea Equity Funds (each, a “Fund,” and collectively, the “Funds”) have not been available for purchase by investors. Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about November 30, 2012 (the “Liquidation Date”). At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in kind, as provided in the Prospectus.

[5]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[6]

Since July 28, 2012, shares of each of the Goldman Sachs Retirement Strategy Portfolios (the “Portfolios”) have not been available for purchase except to participants within certain Retirement Plans (as defined in the Prospectus). As of the close of business on December 6, 2012, shares of the Portfolios will no longer be available for purchase by any investors.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 88637.MF.MED.TMPL/12/2012/EQINTAR12/13.2K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,038,911	$3,372,012	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$36,000	Other attest services.

Tax Fees:

• PwC	$740,650	$764,696	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2012 and October 31, 2011 were approximately $740,650 and $800,696 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 19, 2012